Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

a. Deferred Tax Assets and Liabilities

The components of the Company’s deferred tax assets and liabilities as of December 31, 2020 and 2019 were as follows:

	December 31,
	2020	2019
	(U.S. $ in thousands)
Deferred tax assets
Tax losses carry forwards	$645,318	$113,419
Inventory related	3,892	2,538
Intangibles assets	19,081	16,628
Provision for employee related obligations	557	984
Stock-based compensation expense	7,507	6,936
Deferred revenue	1,871	1,592
Property, plant and equipment	835	1,063
Allowance for credit losses	249	217
Foreign currency losses	278	12
Research and development credit carry forwards	16,693	16,239
Other items	(4,344)	3,148
Gross deferred tax assets	691,937	162,776
Valuation allowance	(661,979)	(151,771)
Total deferred tax assets	$29,958	$11,005

Deferred tax liabilities
Intangibles assets	$(21,567)	$(7,245)
Property, plant and equipment	(2,847)	(1,683)
Total deferred tax liabilities	$(24,414)	$(8,928)
Net deferred tax assets	$5,544	$2,077

The Company’s deferred tax assets and liabilities are classified in the consolidated balance sheets as follows:

	December 31, 2020	December 31, 2019
	(U.S. $ in thousands)
Deferred tax assets (under "Other non-current assets")	$5,586	$2,118
Deferred tax liabilities	42	41
Net deferred tax assets	$5,544	$2,077

As of December 31, 2020 and 2019 the Company had tax net operating losses carry-forward of approximately $607.3 million and $490.0 million, respectively. In addition, we incurred capital losses of $2,203.2 million as of December 31, 2020 due to a legal reorganization of certain entities in our group. Those tax losses carry-forward resulted in deferred tax assets of approximately $645.3 million and $113.4 million, as of December 31, 2020 and 2019, respectively. As a result of losses incurred in the last few years, and since the near-term realization of these assets is uncertain, the Company provided a full valuation allowance for its deferred tax assets that are not expected to be realized.

Significant judgment is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassess its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

A reconciliation of the beginning and ending balances of valuation allowance is as follows:

Valuation allowance
U.S. $ in thousands
Balance at January 1, 2018	$152,062
Additions	597
Balance at December 31, 2018	$152,659
Decrease	(888)
Balance at December 31, 2019	$151,771
Additions	524,215
Decrease	(14,007)
Balance at December 31, 2020	$661,979

Included in the net deferred tax are net operating loss and credit carryovers of $151.4 million which expire in years ending from December 31, 2022 through December 31, 2038, whereas some losses may be carried forward indefinitely, as discussed below.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted into law. The new legislation represents fundamental and dramatic modifications to the U.S. tax system. The Act contained several key tax provisions that impacted the Company's U.S. subsidiaries, including the reduction of the maximum U.S. federal corporate income tax rate from 35% to 21%, effective January 1, 2018. Other significant changes under the Act included, among others, a one-time repatriation tax on accumulated foreign earnings, a limitation of net operating loss deduction to 80% of taxable income, and indefinite carryover of post-2017 net operating losses. The Act also repealed the corporate alternative minimum tax for tax years beginning after December 31, 2017. Losses generated prior to January 1, 2018 will still be subject to the 20-year carryforward limitation and the alternative minimum tax. Other impacts due to the Act included the repeal of the domestic manufacturing deduction, modification of taxation of controlled foreign corporations, a base erosion anti-abuse tax, modification of interest expense limitation rules, modification of limitation on deductibility of excessive executive compensation, and taxation of global intangible low-taxed income.

U.S. GAAP requires that the impact of tax legislation be recognized in the period in which the law was enacted. In 2017, the Company revalued its valuation allowance and deferred tax assets at the statutory 21% rate that is in effect in 2018 and forward. The provisional impact of this rate change was recorded in the fourth quarter of 2017 and there was a reduction of $65.6 million in the valuation allowance, offset by a reduction of $65.6 million in the deferred tax assets. The accounting was completed in the fourth quarter of 2018.

The Act introduced new intangible income rules, Global Intangible Low-Taxed Income (GILTI) and Foreign Derived Intangible Income (FDII). The Company has analyzed the impact of GILTI/FDII and determined that no impact can be recorded due to the U.S. subsidiaries’ net operating losses. Thus, the Company cannot elect to include these amounts in the measurement of its deferred taxes under U.S. GAAP.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted into law in response to the economic fallout of the COVID-19 pandemic in the United States.  Among the many business-related provisions, some of which related to non-income taxes, were changes made to net operating losses (NOLs).  The CARES Act amended Internal Revenue Code Section 172(b)(1) for tax years beginning in 2018, 2019 and 2020, requiring taxpayers to carry back NOLs arising in those years to the five preceding tax years, unless the taxpayer elects to waive or reduce the carryback period.  To the extent unused as a carryback, these NOLs are now carried forward indefinitely.  The CARES Act suspended the Tax Cuts and Jobs Act’s 80% limitation on NOL deductions for tax years beginning in 2018, 2019 and 2020.  The 80% limitation will be reinstated for tax years beginning after 2020, for NOLs arising in tax years after 2017.

The Company believes that all future profits of its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as an immaterial amount.

b. Provision for Income Taxes

Loss before income taxes for the years ended December 31, 2020, 2019 and 2018 was as follows:

	2020	2019	2018
	(U.S. $ in thousands)

Domestic	$(381,935)	$(11,895)	$(17,848)
Foreign	(74,636)	4,751	9,634
	$(456,571)	$(7,144)	$(8,214)

The components of income taxes for the years ended December 31, 2020, 2019 and 2018 were as follows:

	2020	2019	2018
	(U.S. $ in thousands)
Current
Domestic	$4,992	$3,392	$(722)
Foreign	(3,902)	2,524	9,414
	1,090	5,916	8,692
Deferred
Domestic	(4,112)	(2,007)	(3,169)
Foreign	(13,372)	(386)	(787)
	(17,484)	(2,393)	(3,956)
Total income taxes	$(16,394)	$3,523	$4,736

A reconciliation of the statutory income tax rate and the effective tax rate for the years ended December 31, 2020, 2019 and 2018 is set forth below:

	2020	2019	2018

Statutory tax rate	23.0%	23.0%	23.0%
Approved and Privileged enterprise benefits	(1.4)	18.0	16.0
Goodwill impairment	(17.5)	-	-
Stock compensation expense	(0.5)	(21)	(24.0)
Tax contingencies	1.0	(57.1)	(38.4)
Non-deductible acquisition expenses	-	(1.4)	(2.3)
Earning taxed under foreign law	(4.1)	(14.9)	(21.6)
Valuation Allowance	3.1	-	6.4
Changes to the prior year’s tax assessment	-	(2.7)	(15.3)
Deferred Tax due to different tax rate	0.1	11.2	-
Non recurring Capital gain	-	11.5
Withholding tax	-	(1.7)	-
Other	(0.1)	(2.6)	(1.4)
Effective income tax rate	3.6%	(48.9)%	(57.6)%

For the year ended December 31, 2020, the above rate reconciliation table reflects the impact of goodwill impairment, which is not deductible for tax and the geographic mix of foreign taxable income and loss, offset by uncertain tax positions and a movement in valuation allowance.

Uncertain tax positions

Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.

A reconciliation of the beginning and ending balance of uncertain tax positions is as follows:

	2020	2019	2018
	(U.S. $ in thousands)
Balance at beginning of year	25,517	22,044	27,317
Additions for tax positions related to the current year	312	2,336	12,321
Foreign currency impact	3,017	1,353	(2,000)
Adjustments for tax positions related tax settlements	-	-	(15,576)
Reduction of reserve for statute expirations	(5,457)	(216)	(18)
Balance at end of year	$23,389	$25,517	$22,044

The Company’s accrual for estimated interest and penalties was $2.2 million as of December 31, 2020. The Company does not expect uncertain tax positions to change significantly over the next twelve months.

The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Inc. submitted in the United States through 2012 tax year are considered to be final following the completion of the Internal Revenue Service examination. Tax returns of Stratasys Ltd. submitted in Israel through the 2015 tax year are considered to be final following the completion of the Israeli Tax Authorities examination upon audit. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdiction.

c. Basis of taxation:

The enacted statutory tax rates applicable to the Company’s major subsidiaries outside of Israel are as follows:

Company incorporated in the U.S.— Federal tax rate of approximately 21%.

Company incorporated in Germany—tax rate of approximately 29%.

Company incorporated in Hong Kong—tax rate of approximately 16.5%.

A significant portion of the Company’s income is taxed in Israel. The following is a summary of how the Company’s income is taxed in Israel:

Corporate tax rates in Israel for 2018 and thereafter is 23%. The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company’s Israeli taxable income.

Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”)

Various industrial projects of the Company have been granted “Approved Enterprise” and “Beneficiary Enterprise” status, which provides certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at the regular corporate rate, which was 23% in 2020.

The Company is a Foreign Investors Company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprises, depending on the level of foreign ownership. When foreign (non-Israeli) ownership equal or exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt for a limit period between two to ten years depending on the location of the enterprise or taxable at a tax rate of 10% for a 10-year period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

       In the event of distribution of dividends from the said tax-exempt income during the tax exemption period as described above, the amount distributed will be subject to tax in respect of the amount of dividend distributed (grossed up to reflect such pre-tax income that it would have had to earn in order to distribute the dividend) at the corporate tax rate that would have been otherwise applicable if such income had not been tax-exempted under the alternative benefits program. This rate generally ranges from 10% to 25%, depending on the level of foreign investment in the company in each year, as explained above, Dividends paid out of income attributed to Approved Enterprise or Beneficiary Enterprise (or out of dividends received from a company whose income is attributed to an Approved or Beneficiary Enterprise) are generally subject to withholding tax at the source at the rate of 15%, unless a lower rate is provided in a treaty between Israel and the shareholder’s country of residence (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). The 15% tax rate is limited to dividends and distributions out of income derived during the benefits period and actually paid at any time up to 12 years thereafter. After this period, the withholding tax is applied at a rate of up to 30%, or at the lower rate under an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). In the case of an FIC, the 12-year limitation on reduced withholding tax on dividends does not apply.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the Investment Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs would be subject to the statutory Israeli corporate tax rate and the Company would be required to refund a portion of the tax benefits already received with respect to such programs. The refund will be subject to interest and index changes as applicable the law or other monetary penalty.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividends, as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved or Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

As of December 31, 2020, tax-exempt income of approximately $268.7 million is attributable to the Company’s various Approved and Beneficiary Enterprise programs. If such tax-exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and taxes of approximately $26.8 million would be incurred as of December 31, 2020.

A January 2011 amendment to the Investment Law (the “2011 Amendment”) created alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in certain development zones and two new tax benefits tracks (“Preferred Enterprise” and “Special Preferred Enterprise”), which provide for application of a unified tax rate to all preferred income of the company, as defined in the Investment Law.

The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its "Preferred Enterprise" (as such terms are defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel which is not wholly owned by a governmental entity, or (ii) a limited partnership that: (a) was registered under the Israeli Partnerships Ordinance, and (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities; which has, among other things, Preferred Enterprise status and is controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company was entitled to a reduced corporate tax rate of 16% with respect to its preferred income attributed to its Preferred Enterprise, unless the Preferred Enterprise was located in a certain development zone, in which case the rate was 9%. In 2017 and thereafter, the corporate tax rate for Preferred Enterprise which is located in a certain development zone was decreased to 7.5%, while the reduced corporate tax rate for other development zones remains 16%.

Dividends paid out of preferred income attributed to a Preferred Enterprise is generally subject to withholding tax at source at the rate of 20%, or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld (although, if such dividends are subsequently distributed to individuals or a non-Israeli company, withholding tax at a rate of 20% or such lower rate as may be provided in an applicable tax treaty will apply.

Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969

The Company is an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

New Tax benefits under the 2017 Amendment that became effective on January 1, 2017.

The 2017 Amendment was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and was effective as of January 1, 2017. The 2017 Amendment provides new tax benefits for two types of “Technology Enterprises”, as described below, and is in addition to the other existing tax beneficial programs under the Investment Law.

The 2017 Amendment provides that a technology company satisfying certain conditions will qualify as a “Preferred Technology Enterprise” and will thereby enjoy a reduced corporate tax rate of 12% on income that qualifies as “Preferred Technology Income,” as defined in the Investment Law. The tax rate is further reduced to 7.5% for a Preferred Technology Enterprise located in development zone A. In addition, a Preferred Technology Company will enjoy a reduced corporate tax rate of 12% on capital gain derived from the sale of certain “Benefitted Intangible Assets” (as defined in the Investment Law) to a related foreign company if the Benefitted Intangible Assets were acquired from a foreign company on or after January 1, 2017 for at least NIS 200 million, and the sale receives prior approval from the National Authority for Technological Innovation, to which we refer as NATI.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a “Special Preferred Technology Enterprise” and will thereby enjoy a reduced corporate tax rate of 6% on “Preferred Technology Income” regardless of the company’s geographic location within Israel. In addition, a Special Preferred Technology Enterprise will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefitted Intangible Assets” to a related foreign company if the Benefitted Intangible Assets were either developed by an Israeli company or acquired from a foreign company on or after January 1, 2017, and the sale received prior approval from NATI. A Special Preferred Technology Enterprise that acquires Benefitted Intangible Assets from a foreign company for more than NIS 500 million will be eligible for these benefits for at least ten years, subject to certain approvals as specified in the Investment Law.

Dividends distributed by a Preferred Technology Enterprise or a Special Preferred Technology Enterprise, paid out of Preferred Technology Income, are generally subject to withholding tax at source at the rate of 20% or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld. If such dividends are distributed to a foreign company and other conditions are met, the withholding tax rate will be 4%.

We are examining the impact of the 2017 Amendment and the degree to which we will qualify as a Preferred Technology Enterprise or Special Preferred Technology Enterprise, and the amount of Preferred Technology Income or other benefits that we may receive from the 2017 Amendment.